UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 11, 2005
                (Date of Report/Date of earliest event reported)

                         HARTFORD LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


Connecticut                         001-32293                    06-0974148
(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                  File Number)              Identification No.)


                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
              (Address and zip code of principal executive offices)

                                 (860) 547-5000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

The following table sets forth, for the years and periods indicated, Hartford Life Insurance Company's ratios of:

o    Earnings to total fixed charges

o    Earnings to total fixed charges and preferred dividend requirements

o Earnings, including interest credited to contractholders, to total fixed charges, including interest credited to contractholders

o Earnings, including interest credited to contractholders, to total fixed charges, including interest credited to contractholders, and preferred dividend requirements

(IN MILLIONS)                                         YTD          YTD         YTD         YTD          YTD           YTD
                                                    03/31/05    12/31/04    12/31/03    12/31/02      12/31/01     12/31/00
------------------------------------------------------------------------------------------------------------------------------
   Earnings, as defined, to total fixed charges      323.0        169.7       133.3       62.1         117.0         98.3
------------------------------------------------------------------------------------------------------------------------------
   Earnings, as defined, to total fixed charges
     and preferred dividend requirements             323.0        169.7       133.3       62.1         117.0         98.3
------------------------------------------------------------------------------------------------------------------------------
   Earnings, as defined, including interest
     credited to contractholders, to total
     fixed charges including interest credited        1.8          1.6         1.7         1.4          1.7           1.7
     to contractholders
------------------------------------------------------------------------------------------------------------------------------
   Earnings, as defined, including interest
     credited to contractholders, to total fixed
     charges including interest credited
     to contractholders and preferred dividend        1.8          1.6         1.7         1.4          1.7           1.7
     requirements
------------------------------------------------------------------------------------------------------------------------------



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

The following document is filed with reference to and is hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-123441) of the Company, filed with the Securities and Exchange Commission on March 18, 2005 and amended on April 12, 2005.


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

(c)   Exhibits

      Exhibit 12.1 Computation of Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends.








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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HARTFORD LIFE INSURANCE COMPANY
                                            (Registrant)


Date:  May 11, 2005                         By: /s/ JEFFREY L. JOHNSON
                                                ---------------------------
                                                Name: Jeffrey L. Johnson
                                                Title:  Assistant Vice President






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


                                  EXHIBIT INDEX

  EXHIBIT
  NUMBER                   DESCRIPTION
  -------                  -----------

Exhibit 12.1 Computation of Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends.







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